                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Dixie Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             THE DIXIE GROUP, INC.
                               345-B NOWLIN LANE
                          CHATTANOOGA, TENNESSEE 37421
                                 (423) 510-7000
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The Dixie Group, Inc.:

     The Annual Meeting of Shareholders of The Dixie Group, Inc. will be held at the Company's office located at 365 South Industrial Boulevard, Calhoun, Georgia 30701, on May 3, 2001 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          1. Election of seven individuals to the Board of Directors for a term of one year each; and

          2. Such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment thereof.

     Only shareholders of record of the Common Stock and Class B Common Stock at the close of business on March 9, 2001, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for more complete information regarding the matters to be acted upon at the Annual Meeting.

                                  By Order of the Board of Directors

                                  Daniel K. Frierson
                                  Chairman of the Board

Chattanooga, Tennessee
Dated: April 3, 2001

PLEASE READ THE ATTACHED MATERIAL CAREFULLY AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK AND CLASS B COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                             THE DIXIE GROUP, INC.
                               345-B NOWLIN LANE
                          CHATTANOOGA, TENNESSEE 37421
                                 (423) 510-7000

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 2001

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors of the Company for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy will be mailed on or about April 3, 2001, to shareholders of record of the Company's Common Stock and Class B Common Stock as of the close of business on March 9, 2001.

     At the Annual Meeting, holders of the Company's Common Stock, $3.00 par value per share ("Common Stock"), and Class B Common Stock, $3.00 par value per share ("Class B Common Stock"), will be asked to: (i) elect seven individuals to the Board of Directors for a term of one year each, and (ii) transact any other business that may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                 RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

     The Board has fixed the close of business on March 9, 2001, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote, and each outstanding share of Class B Common Stock is entitled to 20 votes, exercisable in person or by properly executed Proxy, on each matter brought before the Annual Meeting. Cumulative voting is not permitted. As of March 9, 2001, 10,706,537 shares of Common Stock, representing 10,706,537 votes, were held of record by approximately 3,500 shareholders (including an estimated 2,500 shareholders whose shares are held in nominee names, but excluding 2,900 participants in the Company's 401(k) Plan who may direct the voting of shares allocated to their accounts), and 795,970 shares of Class B Common Stock, representing 15,919,400 votes, were held by 15 individual shareholders, together representing an aggregate of 26,625,937 votes.

     Shares represented at the Annual Meeting by properly executed Proxy will be voted in accordance with the instructions indicated therein unless such Proxy has previously been revoked. If no instructions are indicated, such shares will be voted FOR the election of the seven nominees for director as set forth in this Proxy Statement.

     Any Proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by submitting a later-dated, properly executed Proxy, or by revoking the Proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a Proxy. Any written notice revoking a Proxy should be sent to The Dixie Group, Inc., 345-B Nowlin Lane, Chattanooga, Tennessee 37421, Attention: Starr T. Klein, Secretary.

     The persons designated as proxies were selected by the Board of Directors and are Daniel K. Frierson, John W. Murrey, III, and Robert J. Sudderth, Jr. The cost of solicitation of Proxies will be borne by the Company.

     The presence, in person or by Proxy, of the holders of a majority of the aggregate outstanding vote of Common Stock and Class B Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the total votes cast that are represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees.

     The Board is not aware of any other matter to be brought before the Annual Meeting for a vote of shareholders. If, however, other matters are properly presented, Proxies representing shares of Common Stock and Class B Common Stock will be voted in accordance with the best judgment of the proxyholders. Shares covered by abstentions and broker non-votes, while counted for purposes of determining the presence of a quorum at the Annual Meeting, are not considered affirmative votes and thus will have no effect upon the election of directors by a plurality vote.

     A copy of the Company's Annual Report for the year ended December 30, 2000, is enclosed herewith.

                             PRINCIPAL SHAREHOLDERS

     Shareholders of record at the close of business on March 9, 2001, the Record Date, will be entitled to vote at the Annual Meeting. Messrs. Daniel K. Frierson, T. Cartter Frierson, and Paul K. Frierson collectively have the power to direct 16,344,546 votes (460,906 shares of Common Stock and 794,182 shares of Class B Common Stock), representing 61.39% of the total votes eligible to be cast at the Company's Annual Meeting.

     The following table presents information regarding ownership of the Company's equity securities by beneficial owners of more than 5% of the Common Stock or Class B Common Stock. The table also presents beneficial ownership information for the executive officers named in the Summary Compensation Table, the nominees for director, and all directors and executive officers as a group as of March 9, 2001.

                                                                NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER     TITLE OF CLASS     BENEFICIALLY OWNED(1)(2)        % OF CLASS(1)
------------------------------------  --------------------  ------------------------        --------------
Daniel K. Frierson...............     Common Stock                   544,666(3)(4)               4.96%
  111 East and West Road              Class B Common Stock           722,182(5)                 90.73%
  Lookout Mountain, TN 37350
Paul K. Frierson.................     Common Stock                   232,481(4)(6)               2.16%
  606 Fleetwood Drive                 Class B Common Stock           376,512(7)                 47.30%
  Lookout Mountain, TN 37350
T. Cartter Frierson..............     Common Stock                   232,907(4)(8)               2.17%
  1103 Tinker Bell Lane               Class B Common Stock           226,121(9)                 28.41%
  Lookout Mountain, GA 30750

                                                                        NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER             TITLE OF CLASS     BENEFICIALLY OWNED(1)(2)        % OF CLASS(1)
------------------------------------          --------------------  ------------------------        --------------
Dimensional Fund Advisors, Inc.......         Common Stock                   779,088(10)                 7.28%
  1299 Ocean Avenue                           Class B Common Stock                --                       --
  11th Floor
  Santa Monica, CA 90401

ADDITIONAL DIRECTORS AND EXECUTIVE OFFICERS:
--------------------------------------------
Philip H. Barlow.....................         Common Stock                   170,418(11)                 1.58%
                                              Class B Common Stock                --                       --
J. Don Brock.........................         Common Stock                    28,353(12)(13)                *
                                              Class B Common Stock                --                       --
Paul K. Brock........................         Common Stock                    28,953(12)(14)                *
                                              Class B Common Stock                --                       --
Lovic A. Brooks, Jr..................         Common Stock                    28,353(12)(15)                *
                                              Class B Common Stock                --                       --
Kenneth L. Dempsey...................         Common Stock                    96,741(16)                    *
                                              Class B Common Stock                --                       --
William N. Fry, IV...................         Common Stock                    20,907(17)                    *
                                              Class B Common Stock                --                       --
Gary A. Harmon.......................         Common Stock                    89,173(18)                    *
                                              Class B Common Stock                --                       --
John W. Murrey, III..................         Common Stock                    15,553(12)(19)                *
                                              Class B Common Stock                --                       --
Peter L. Smith.......................         Common Stock                    23,538(12)(20)                *
                                              Class B Common Stock                --                       --
Robert J. Sudderth, Jr...............         Common Stock                    14,353(12)(21)                *
                                              Class B Common Stock                --                       --
All Directors and Executive Officers as a
  Group                                       Common Stock                 1,401,776(22)                12.39%
  (15 Persons).......................         Class B Common Stock           794,182(23)                99.78%

---------------

  *  Percentage of shares beneficially owned does not exceed 1% of the Class.

 (1) Under the rules of the Securities and Exchange Commission and for the purposes of the disclosures in this table, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock; however, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does not give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

 (2) Does not include 1,517,161 shares of Common Stock owned by The Dixie Group, Inc. 401(k) Retirement Savings Plan (the "401(k) Plan") for which Daniel K. Frierson, Paul K. Frierson, Lovic A. Brooks, Jr., and Robert J. Sudderth, Jr. are fiduciaries and for which T. Rowe Price Trust Company serves as Trustee. Participants in the 401(k) Plan may direct the voting of all shares of Common Stock held in their accounts, and the Trustee must vote all shares of Common Stock held in the 401(k) Plan in the ratio reflected by such direction.

 (3) Includes: (i) 2,526 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 104,653 shares of Common Stock for which Mr. Frierson has subscribed, pursuant to the Company's Stock Ownership Plan; (iii) 129,218 shares of Common Stock owned by the wife, children, and grandchildren of Daniel K. Frierson and as to which he shares voting and investment power; (iv) options, which are exercisable within 60 days of the Record Date, to purchase 266,750 shares of Common Stock; (v) options, which are exercisable within 60 days of the Record Date, to purchase 12,000 shares of Common Stock held by one of his children and as to which he shares voting and investment power; and (vi) 2,086 shares of Common Stock allocated to Mr. Frierson's account in the 401(k) Plan.

 (4) Includes 27,433 shares of Common Stock held by Daniel K. Frierson, Paul K Frierson, and T. Cartter Frierson, as trustees of a charitable remainder trust formed by Rowena K. Frierson.

 (5) Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson's wife and children as to which he shares investment and voting power, and (ii) 617,110 shares of Class B Common Stock held pursuant to a shareholder agreement under which he has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The Shareholder Agreement is among the Estate of
     J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson, III). The 617,110 shares of Class B Common Stock subject to the Shareholder Agreement include: (a) 296,920 shares of Class B Common Stock owned directly by him; 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (b) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (c) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (d) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson.

 (6) Includes: (i) 48,453 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 43,357 shares of Common Stock for which Mr. Frierson has subscribed pursuant to the Company's Stock Ownership Plan; (iii) 47,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power; (iv) options, which are exercisable within 60 days of the Record Date, to purchase 64,750 shares of Common Stock owned directly by Mr. Frierson; and
     (v) 686 shares of Common Stock allocated to Mr. Frierson's account in the 401(k) Plan.

 (7) Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson, all held subject to the Shareholder Agreement described in Note 5. Also includes 72,000 shares of Class B Common Stock owned by his children and as to which he shares investment and voting power.

 (8) Includes: (i) 148,402 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power, and (ii) 57,072 shares of Common Stock owned by his wife and children as to which he shares investment and voting power.

 (9) Includes: (i) 15,678 shares of Class B Common Stock owned directly by Mr. Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson. All such shares of Class B Common Stock are held subject to the Shareholder Agreement described in
     Note 5.

(10) Dimensional Fund Advisors, Inc. has reported beneficial ownership of 779,088 shares of Common Stock, for which it has sole voting and sole investment power.

(11) Includes: (i) 51,075 shares of Common Stock owned directly by Mr. Barlow;
     (ii) 15,000 shares of restricted Common Stock which Mr. Barlow holds pursuant to a grant under the 1990 Incentive Stock Plan; (iii) 42,816 shares of Common Stock for which Mr. Barlow has subscribed, pursuant to the Company's Stock Ownership Plan; (iv) options to acquire 58,487 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date; and (v) 3,040 shares of Common Stock allocated to Mr. Barlow's account in the 401(k) Plan.

(12) Includes an option to acquire 7,500 shares of Common Stock, which is immediately exercisable, issued to all non-employee directors.

(13) Includes: (i) 15,000 shares owned directly by Dr. Brock, and (ii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(14) Includes: (i) 15,600 shares owned directly by Mr. Brock, and (ii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(15) Includes (i) 15,000 shares owned directly by Mr. Brooks, and (ii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(16) Includes: (i) 800 shares held directly by Mr. Dempsey; (ii) options to acquire 38,250 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date; (iii) 55,436 shares of Common Stock for which Mr. Dempsey has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iv) 2,255 shares of Common Stock allocated to Mr. Dempsey's account in the 401(k) Plan.

(17) Such shares are owned directly by Mr. Fry.

(18) Includes: (i) 10,076 shares owned directly by Mr. Harmon; (ii) 26,000 shares held pursuant to options which are exercisable within 60 days of the Record Date; (iii) 51,204 shares of Common Stock for which Mr. Harmon has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iv) 1,893 shares of Common Stock allocated to Mr. Harmon's account in the 401(k) Plan.

(19) Includes: (i) 2,200 shares owned directly by Mr. Murrey; and (ii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(20) Includes: (i) 10,145 shares owned directly by Mr. Smith; (ii) 40 shares held indirectly by relatives; and (iii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(21) Includes: (i) 1,000 shares owned directly by Mr. Sudderth; and (ii) 5,853 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(22) Includes: (i) 201,029 shares held directly by individuals in this group;
     (ii) options, which are either immediately exercisable or exercisable within 60 days of the Record Date, to acquire 591,237 shares of Common Stock; (iii) 340,373 shares for which individuals in this group have subscribed pursuant to the Company's Stock Ownership Plan; (iv) 35,118 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors; (v) 204,493 shares of Common Stock held by immediate family members of certain individuals comprising this group; (vi) 14,526 shares of Common Stock allocated to accounts in the 401(k) Plan; and (vii) 15,000 shares of restricted Common Stock held pursuant to a grant under the 1990 Incentive Stock Plan.

(23) Includes: (i) 105,072 shares of Class B Common Stock owned by Daniel K. Frierson's wife and children as to which he shares investment and voting power; (ii) 72,000 shares of Class B Common Stock owned by Paul K. Frierson's children as to which he shares investment and voting power; and
     (iii) 617,110 shares of Class B Common Stock held pursuant to the Shareholder Agreement described in Note 5.

                                     PROPOSAL 1

                                ELECTION OF DIRECTORS

     INFORMATION ABOUT NOMINEES FOR DIRECTOR

     Pursuant to the Company's Bylaws, all Directors are elected to serve a one year term, or until their successors are elected and qualified. The Board of Directors is permitted to appoint directors to fill the unexpired terms of directors who resign.

     The names of the nominees for election to the Board, their ages, their principal occupation or employment (which has continued for at least the past five years unless otherwise noted), directorships held by them in other publicly-held corporations or investment companies, the dates they first became directors of the Company, and certain other relevant information with respect to such nominees are as follows:

          J. Don Brock, Ph.D., age 62, is the Chairman of the Board and the Chief Executive Officer of Astec Industries, Inc., a manufacturer of asphalt and paving equipment located in Chattanooga, Tennessee. He has been a director of the Company since 1997. Dr. Brock is a member of the Company's Audit Committee.

          Lovic A. Brooks, Jr., age 73, is a Member of Constangy, Brooks & Smith, LLC, attorneys-at-law, in Atlanta, Georgia. He has been a director of the Company since 1993. Mr. Brooks is a member of the Company's Compensation Committee and is a member of the Company's Retirement Plans Committee. Effective February 2001, Mr. Brooks became a member of the Company's Audit Committee.

          Daniel K. Frierson, age 59, is Chairman of the Board of the Company, a position he has held since 1987. He also has been Chief Executive Officer of the Company since 1980 and a director of the Company since 1973. Mr. Frierson serves as a director of SunTrust Bank, Chattanooga, N.A., of Astec Industries, Inc., headquartered in Chattanooga, Tennessee, and of Printpack, Inc., headquartered in Atlanta, Georgia. Mr. Frierson is Chairman of the Company's Executive Committee and Chairman of the Company's Retirement Plans Committee.

          Paul K. Frierson, age 63, is Vice President of the Company and President of the Company's Candlewick Yarns subsidiary, positions he has held since 1989. He served as Executive Vice President of Candlewick Yarns from 1984 to 1989 and has been a director of the Company since 1988. Mr. Frierson serves as a director of Bank of America/Chattanooga. Mr. Frierson is a member of the Company's Retirement Plans Committee.

          John W. Murrey, III, age 58, is a Senior Member of the law firm of Witt, Gaither & Whitaker, P.C., general counsel to the Company, in Chattanooga, Tennessee. He has been a director of the Company since 1997. Mr. Murrey was chairman of the Company's Audit Committee through January 2001. Mr. Murrey serves as a director of Coca-Cola Bottling Co. Consolidated in Charlotte, North Carolina.

          Peter L. Smith, age 59, is a Managing Director of Lazard Freres & Co., LLC, investment bankers, in New York, New York. He has been a director of the Company since 1987. Mr. Smith is a member of the Company's Audit Committee.

          Robert J. Sudderth, Jr., age 58, is Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. in Chattanooga, Tennessee. He has been a director of the Company since 1983. Mr. Sudderth is a member of the Company's Executive Committee, a member of the Company's Compensation Committee, and a member of the Company's Retirement Plans Committee.

     Daniel K. Frierson and Paul K. Frierson are brothers. Other than as set forth above, no director, nominee, or executive officer of the Company has any family relationship, not more remote than first cousin, to any other director, nominee, or executive officer.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company met eight times in 2000.

COMMITTEES, ATTENDANCE, AND DIRECTORS' FEES

     The Company has a standing Executive Committee, Audit Committee, Retirement Plans Committee, and Compensation Committee, but no nominating committee.

     Members of the Executive Committee during 2000 were Daniel K. Frierson, Chairman, Paul K. Brock, and Robert J. Sudderth, Jr. Except as otherwise limited by law or by resolution of the Board of Directors, the Committee has and may exercise all of the powers and authority of the Board of Directors for the management of the business and affairs of the Company, which power the Committee exercises between the meetings of the full Board of Directors. The Executive Committee met three times in 2000.

     Members of the Audit Committee during 2000 were John W. Murrey, III, Chairman, J. Don Brock, and Peter L. Smith. All of the members of the Audit Committee are "independent directors" as that term is defined by Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD"). Effective February 2001, Lovic A. Brooks, Jr. was appointed to the Audit Committee to replace Mr. Murrey. Upon the appointment of Mr. Brooks, all members of the Committee are "independent directors." The Audit Committee evaluates audit performance, handles relations with the Company's independent accountants, and evaluates policies and procedures relating to internal accounting functions and controls. The Committee recommends to the Board of Directors the appointment of the independent accountants for the Company. A copy of the Audit Committee Charter is included as Exhibit A to this proxy statement. The Audit Committee met three times in 2000.

     Members of the Retirement Plans Committee during 2000 were Daniel K. Frierson, Chairman, Lovic A. Brooks, Jr., Paul K. Frierson, and Robert J. Sudderth, Jr. The Retirement Plans Committee administers the Company's retirement plans. The committee met one time in 2000.

     Members of the Compensation Committee during 2000 were Paul K. Brock, Chairman, Lovic A. Brooks, Jr., and Robert J. Sudderth, Jr. The Compensation Committee administers the Company's compensation plans, reviews and may establish the compensation of the Company's officers, and makes recommendations to the Board of Directors concerning such compensation and related matters. The Compensation Committee met four times in 2000.

     During 2000, no director attended fewer than 75% of the total of meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

     Directors who are employees of the Company do not receive any additional compensation for their services as members of the Board of Directors. Non-Employee directors receive an annual retainer of $10,000 cash and $10,000 in value of Performance Units under the Directors Stock Plan. In addition to the annual retainer, directors who are not employees of the Company receive $500 for each Board meeting attended and $400 for each committee meeting attended.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of such ownership and monthly transaction reports covering any changes in such ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2000, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were complied with.

CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND DIRECTORS AND OFFICERS

     The Company adopted a Stock Ownership Plan in 1996 for its most senior executive officers, to encourage such officers to own a number of shares of Common Stock with a fair market value equal to twice such participant's base salary. All subscriptions are at the prevailing market price on the relevant subscription date and are payable either in cash or through a combination of cash and/or the surrender to the Company of either (i) shares of Common Stock already owned by the participant, or (ii) a portion of the shares of Common Stock otherwise covered by the subscription.

     As of March 9, 2001, officers listed in the Summary Compensation Table have total outstanding subscriptions under the plan as follows: Daniel K.
Frierson -- 104,653 shares; Paul K. Frierson -- 43,357 shares; Philip H.
Barlow -- 42,816 shares; Kenneth L. Dempsey -- 55,436 shares; and Gary A.
Harmon -- 51,204 shares.

     Mr. Murrey is a Senior Member of Witt, Gaither & Whitaker, P.C., a law firm to which the Company paid $954,971 in 2000 for legal services performed for the Company. Mr. Smith is a managing director of Lazard Freres & Co., LLC, an investment banking firm that performs certain investment banking functions for the Company from time to time.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The Peer Group represented in the following table is composed of thirteen publicly-traded companies in the business of producing floorcovering and other textile home furnishing products (American Biltrite Inc.; Armstrong Holdings, Inc.; Burlington Industries, Inc.; Congoleum Corporation; Crown Crafts, Inc.; Culp, Inc.; Dal-Tile International Inc.; Interface, Inc.; Mohawk Industries, Inc.; Pillowtex Corporation; Shaw Industries, Inc.; Springs Industries, Inc.; and WestPoint Stevens Inc.). Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Company's Common Stock against the total return of the Standard & Poor's 600 Stock Index, and the floorcovering and home furnishings Peer Group for the five-year period ended December 30, 2000. The comparison assumes that $100.00 was invested on December 31, 1995, in the Company's Common Stock, the S&P 600 Index, and the Peer Group, and assumes the reinvestment of dividends.

                                                    DIXIE GROUP, INC.           S&P SMALLCAP 600             PEER GROUP ONLY
                                                    -----------------           ----------------             ---------------
1995                                                     $100.00                     $100.00                     $100.00
1996                                                     $200.00                     $121.32                     $108.34
1997                                                     $293.55                     $152.36                     $126.21
1998                                                     $213.02                     $150.37                     $144.74
1999                                                     $193.36                     $169.02                     $ 90.40
2000                                                     $ 62.27                     $188.97                     $ 77.12

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 30, 2000 ("Audited Financial Statements") with Ernst & Young LLP, the independent auditing firm for the Company. In addition, we have discussed with Ernst & Young LLP the matters required by Statement on Auditing Standards No. 61.

     The Committee also has received the written report, disclosure and the letter from Ernst & Young LLP required by Independence Standards Board Statement No. 1, and we have reviewed, evaluated, and discussed the written report with that firm and its independence from the Company. The Committee also has discussed with management of the Company and the auditing firm such other matters and received such assurances from them as the Committee deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, the Committee has recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended December 30, 2000 on Form 10-K, to be filed with the Securities and Exchange Commission.

                                          The Audit Committee

                                          Lovic A. Brooks, Jr.
                                          Peter L. Smith
                                          J. Don Brock

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews and recommends compensation for all executive officers of the Company. The Committee considers recommendations from senior management and reviews public and private compensation surveys, as well as the publicly-reported executive compensation of other carpet and floorcovering companies. The Committee's final decisions respecting compensation of executive officers are reported to the Board for review and ratification. Individual officers abstain from decisions concerning their own compensation.

     The Committee believes that executive compensation should reflect overall Company performance as well as each executive's performance in specific areas of responsibility. During 2000, the Committee updated its comprehensive review of executive compensation. The Company utilized the services of an independent consultant to assist with its review.

     The Committee determined that the Company's executive officers were paid total annual compensation that generally approximates median compensation levels of comparable companies in 2000.

THE ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     Compensation for each of the Company's executive officers may consist of four elements: base salary; annual bonuses; stock plan awards; and retirement and other fringe benefits. Overall compensation is intended to be competitive and in the median range of compensation for comparable companies. A significant portion of each executive's compensation consists of stock options, restricted stock awards, or other stock ownership elements designed to align the interests of executive officers with the interests of the Company's shareholders.

  Base Salary

     Recommendations with respect to base salary depend on a variety of factors, including qualifications and experience, duties and responsibilities, and the competitive market for executive talent. Increases in base salary were awarded in 2000 to the Company's Chief Executive Officer and to each of Messrs. Barlow, Dempsey, and Paul K. Frierson, to reflect such officers' performance and to maintain their base salaries at competitive levels. Mr. Harmon's base salary was increased effective upon his appointment as Chief Financial Officer to reflect his additional duties and responsibilities.

  Bonus

     The Company's management incentive plan permits the award of bonuses to executive officers based on the Company's achieving specified levels of return on equity and on individual performance. The Committee establishes goals under the plan at the beginning of each year. Recommendations are made by senior management, and final bonus amounts are approved by the Compensation Committee.

  Stock Options, Restricted Stock Awards, and the Stock Ownership Plan

     Each executive officer of the Company is entitled to participate in the Company's Incentive Stock Plan. The Company's practice has been to grant options under the plan exercisable generally at or above then existing market prices and subject to phase-in vesting schedules. The Committee believes that such stock options create an important incentive to enhance long-term shareholder value.

     Certain senior executive officers of the Company also participate in the Company's Stock Ownership Plan. Each participant is encouraged to subscribe for the purchase of shares having a fair market value equal to two times such executive officer's base salary.

     In addition to stock options and stock subscriptions, the Company may make restricted stock awards to the Company's senior executive officers.

     The Committee believes that participation in the Company's stock plans will result in ownership of its Common Stock in amounts that are significant for its executive officers, and will serve to align the interests of such officers with those of the Company's shareholders.

  Retirement Plans and Other Benefits

     The Company's compensation for its executive officers also includes the opportunity to participate in two retirement plans, one qualified and one non-qualified for federal tax purposes, and certain health insurance, life insurance, relocation allowances, and other benefits. Such benefits are designed to be substantially similar to the benefits available to other exempt, salaried associates.

     Executive officers receive a Company contribution to the qualified plan based on a fixed percentage of their compensation and may elect to contribute an additional limited amount of their compensation to the plan and receive a matching Company contribution of one-half of their deferral, up to 3% of their compensation. Participants in the non-qualified plan may make deferrals into that plan (up to 90% of total compensation), receive contributions from the Company equal to a percentage of their compensation in excess of certain levels, and receive contributions from the Company equal to a percentage of their compensation, based primarily on the Company's return on equity.

CEO COMPENSATION

     The Chief Executive Officer's compensation in 2000 included his base salary, and retirement plan and other customary benefits. No bonus or stock option awards were made to the Chief Executive Officer in 2000. The factors and criteria upon which such compensation was based are the same as those applied to the Company's other executive officers.

                                          Compensation Committee:

                                          Paul K. Brock, Chairman
                                          Robert J. Sudderth, Jr.
                                          Lovic A. Brooks, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Brooks is a member of Constangy, Brooks & Smith, LLC, a law firm that performed certain legal services for the Company in 2000.

                       EXECUTIVE COMPENSATION INFORMATION

     The following table sets forth the annual and long-term compensation during the last three fiscal years for the Company's Chief Executive Officer, four other most highly compensated executive officers, and William N. Fry, IV, the Company's President and Chief Operating Officer until his resignation in August 2001 (the "Named Executive Officers") for the year ended December 30, 2000, as well as the annual compensation of each such individual for the Company's two previous fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                           ANNUAL COMPENSATION             COMPENSATION AWARDS
                                    ----------------------------------   -----------------------
                                                                                      SECURITIES
                                                             OTHER       RESTRICTED   UNDERLYING       ALL
                                                             ANNUAL        STOCK       OPTIONS/       OTHER
                                     SALARY     BONUS     COMPENSATION     AWARDS        SARS      COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)        ($)       ($)(A)(B)        ($)         (#)(C)        (D)(E)
---------------------------  ----   --------   --------   ------------   ----------   ----------   ------------
Daniel K. Frierson........   2000   $464,400   $     --     $    --          $--            --       $ 13,131
  Chairman of the Board      1999    442,617    350,000       1,240          --             --         47,420
  and Chief Executive        1998    400,000    150,000          --          --         80,000         23,400
  Officer
William N. Fry, IV........   2000    220,558         --          --          --             --        120,229
  President and Chief        1999    303,236    160,000      10,835          --             --         29,260
  Operating Officer          1998    250,000    110,000       1,675          --         25,000         16,400
Philip H. Barlow..........   2000    190,000         --          --          --             --          6,607
  Vice President and         1999    187,083     90,000       8,984          --             --         19,110
  President, North
     Georgia..............   1998    180,000     70,000       1,363          --         12,000         12,725
  Operations
Kenneth L. Dempsey........   2000    185,000    110,000          --          --             --          7,057
  Vice President and         1999    170,625    125,000       5,717          --             --         18,123
  President, Masland         1998    160,000     70,000       3,990          --         15,000         12,025
  Carpets
Paul K. Frierson..........   2000    192,400         --          --          --             --          5,743
  Vice President and         1999    185,996     30,000      14,625          --             --         19,098
  President, Candlewick      1998    172,500     70,000          --          --         20,000         11,421
  Yarns, Inc.
Gary A. Harmon............   2000    168,834      1,000          --          --         10,000          5,618
  Vice President and         1999    142,063     75,000          --          --             --         13,618
  Chief Financial Officer    1998    115,000     20,000          --          --          5,000          7,450

---------------

(a) Reflects the excess of actual earnings of the Company's qualified and non-qualified defined contribution and salary savings plans over 120% of the average applicable federal rates, determined in accordance with applicable regulations of the Securities and Exchange Commission. The actual rate of earnings of such plans is not established or guaranteed by the Company. Such rate of earnings may vary from year to year.

(b) No named officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such officer's salary and bonus for periods presented.

(c) Reflects the number of shares of the Company's Common Stock subject to options granted to the Named Executive Officers for the periods presented.

(d) Amounts reported in the "All Other Compensation" column consist of Company contributions on behalf of the Named Executive Officers to defined contribution plans, with the exception of amounts shown for Mr. Fry in 2000, which are described in note (e).

(e) Mr. Fry resigned as President and Chief Operating Officer effective August 2000. Amounts reported for Mr. Fry for 2000 include payments of $110,229 made to Mr. Fry pursuant to a Severance and Release Agreement dated as of August 29, 2000 and $10,000 paid on behalf of Mr. Fry for certain additional services. Future payments to Mr. Fry will be made pursuant to the Agreement in the aggregate amount of $220,558, ending in August 2001.

     The following table sets forth information concerning options granted during fiscal 2000 to the Named Executive Officers:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                      INDIVIDUAL GRANTS                                     VALUE OF ASSUMED
                                  -------------------------                               ANNUAL RATES OF STOCK
                                              % OF TOTAL                                 PRICE APPRECIATION FOR
                                  OPTIONS   OPTIONS GRANTED   EXERCISE OR                    OPTION TERM(A)
                                  GRANTED    TO EMPLOYEES     BASE PRICE    EXPIRATION   -----------------------
NAME                                (#)     IN FISCAL YEAR     ($/SHARE)       DATE        5%($)        10%($)
----                              -------   ---------------   -----------   ----------   ---------    ----------
Daniel K. Frierson..............      --           --           $    --           --      $    --      $     --
William N. Fry, IV..............      --           --                --           --           --            --
Philip H. Barlow................      --           --                --           --           --            --
Kenneth L. Dempsey..............      --           --                --           --           --            --
Paul K. Frierson................      --           --                --           --           --            --
Gary A. Harmon..................  10,000         3.44%           7.4375      1/14/10       46,725       118,525

---------------

(a) The assumed annual rates of appreciation of five and ten percent on the market price of the Company's Common Stock at the date the options were granted would result in the Company's Common Stock price per share increasing as follows, during the option term:

                                                          ANNUAL RATE OF STOCK
                                                      APPRECIATION FOR OPTION TERM
                                                      ----------------------------
                                                           5%              10%
                                                      -------------    -----------
Options issued at $7.4375 exercise price............     $12.11          $19.29

(b) The Company did not grant any stock appreciation rights ("SAR's") during fiscal 2000.

     The following table presents summary information concerning options exercised during 2000 and estimates the value of unexercised options held by the Named Executive Officers at fiscal year end:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                VALUE OF UNEXERCISED
                                                                                                    IN-THE-MONEY
                                                                  NUMBER OF UNEXERCISED             OPTIONS/SARS
                                     SHARES                       OPTIONS AT FY-END(#)          AT FISCAL YEAR-END($)
                                   ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                               EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   -----------   -----------   -------------   -----------   -------------
Daniel K. Frierson...............      --           $ --         266,750        101,250         $ --           $ --
William N. Fry, IV...............      --             --              --             --           --             --
Philip H. Barlow(a)..............      --             --          58,487         18,250           --             --
Kenneth L. Dempsey...............      --             --          35,750         23,250           --             --
Paul K. Frierson.................      --             --          64,750         14,250           --             --
Gary A. Harmon...................      --             --          26,000         19,000           --             --

---------------

(a) Includes options to purchase 12,737 shares of the Company's Common Stock issued on March 12, 1993, to replace options to purchase shares of Carriage's common stock which were canceled upon the acquisition of Carriage by the Company. Such options include: (i) options to purchase 2,547 shares of Common Stock at an exercise price of $5.0294 per share; and (ii) options to purchase 10,190 shares of Common Stock at an exercise price of $5.2748 per share.

                             SHAREHOLDER PROPOSALS

     In the event any shareholder wishes to present a proposal at the 2002 Annual Meeting of Shareholders, such proposal must be received by the Company on or before December 7, 2001, to be considered for inclusion in the Company's proxy materials. A shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least February 20, 2002, or the designated proxy holders will have discretionary voting authority at the 2002 Annual Meeting of Shareholders with respect to any such proposal without discussion of the matter in the Company's proxy materials. Proposals of shareholders must comply with the rules and regulations of the Securities and Exchange Commission.

                              INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the last fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for the last fiscal year were $664,000.

FEES FOR AUDIT RELATED SERVICES

     The aggregate fees billed for audit related services rendered to the Company by its principal accountant for the last fiscal year were $239,852.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services rendered to the Company by its principal accountant for the last fiscal year were $432,054.

                             ADDITIONAL INFORMATION

     The entire cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers, and other employees by personal interview, telephone, and telegram. The persons making such solicitations will receive no additional compensation for such services. The Company also requests that brokerage houses and other custodians, nominees, and fiduciaries forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and will pay such brokers and other fiduciaries all of their reasonable out-of-pocket expenses incurred in connection therewith.

                                 OTHER MATTERS

     As of the date of this Proxy Material, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to herein. If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in accordance with their best judgment.

                                          The Dixie Group, Inc.

                                          Daniel K. Frierson
                                          Chairman of the Board

Dated: April 3, 2001

                                   EXHIBIT A

                             THE DIXIE GROUP, INC.

                            AUDIT COMMITTEE CHARTER

                              STATEMENT OF POLICY

     The audit committee shall provide assistance to the Board of Directors in fulfilling its responsibility with respect to the Company's financial statements and the financial reporting process, the system of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and compliance with legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the company. The committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the company and the power to retain outside counsel or other experts for this purpose.

COMMITTEE MEMBERSHIP (TO BE EFFECTIVE FOR THE COMMITTEE APPOINTED AT THE ANNUAL MEETING OF BOARD IN 2001)

     The audit committee shall consist of at least three independent members of the board of directors, subject to the limited exception described below. Independent members of the board are non-officer or associate members who are free of any relationship with the company that the board believes may interfere with the exercise of independent judgment. The following persons shall not be considered independent:

     (a) A director who is employed by the company or any of its affiliates for the current year or in any of the past three years;

     (b) A director who accepts any compensation from the company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) A director, who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

     (d) A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization in which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

     (e) A director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     Notwithstanding the foregoing, one director who is not independent and is not a current associate or immediate family member of such associate may be appointed to the committee if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interest of the company and its stockholders, and the board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     Committee members should have:

     (1) Knowledge of the primary industries in which the company operates;

     (2) The ability to read and understand fundamental financial statements, including the balance sheet, income statement, statements of cash flow and key performance indicators; and

     (3) The ability to understand keys business and financial risks and related controls and control processes.

     Committee appointments, including that of the chairman shall be approved by the full board. At least one member of the committee shall have past employment experience in financial or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individuals financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee should strive to foster an overall corporate tone for quality financial reporting, sound business risk practices and ethical behavior.

SPECIFIC RESPONSIBILITIES

     The audit committee shall carry out the following responsibilities.

     (1) It shall have the ultimate authority and responsibility to review and recommend to the directors the selection, evaluation and replacement of the independent auditors to be employed by the Company and its subsidiaries. It shall be responsible for ensuring the independence of the independent auditors.

     (2) It shall meet with and review with the independent auditors, internal auditors and management, as appropriate, all of the following matters:

          (a) The overall scope and plans for the audit including the staffing and cost thereof. The committee shall obtain a written statement describing all relationships between the independent auditors and the Company as required by generally accepted auditing standards, which statement shall disclose any relationships or services performed that may impact the objectivity and independence of the auditor.

          (b) The adequacy and effectiveness of the accounting and financial controls of the Company, including the Company's systems for monitoring and managing business risks, and legal and ethical compliance programs.

          (c) Any recommendations for improvement of such controls or other areas where new or more detailed controls or procedures are desirable.

          (d) A report on adherence to the Company's Code of Conduct, and any recommendations for amendments to the Code of Conduct.

          (e) The annual financial statements included in the Company's Annual Report on Form 10-K and report of the independent auditors thereon, any significant changes or audit adjustments required by the independent auditors, any disputes or disagreements with management that occurred during the course of the audit, any restrictions on or changes in the scope of the audit or access to information requested in connection therewith, any difficulties encountered in performing the audit, and any other matters related to the audit brought to the attention of the Committee. (The independent auditors shall review the 10-K Reports prior to their being filed.)

          (f) The quarterly financial statements included in the Company's Quarterly Report on Form 10-Q and review thereof by the independent auditors. (The independent auditors shall review the 10-Q Reports prior to their being filed.)

          (g) The consistency of the Company's accounting policies and their application, the reasonableness of significant estimates, judgments and uncertainties reflected in the financial statements, the overall clarity, completeness and quality thereof, changes to significant accounting policies and methods, the selection of new accounting policies and any unusual items in the financial statements.

          (h) Any evaluations or comments with respect to the Company's financial, accounting, and auditing personnel, and the degree of cooperation that the independent auditors received during the course of the audit.

     (3) It shall review and reassess the adequacy of this Charter annually.

     (4) It shall provide a report in the Company's annual proxy statement stating that it has reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, received from and discussed with the independent auditors disclosures regarding the independence of the auditors required by Independent Standards Board Standard No. 1, and whether it recommended to the board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     (5) It shall review and approve the internal audit department annual plan of action, budget and staffing.

                                     PROXY

                             THE DIXIE GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 3, 2001

     The undersigned hereby appoints Daniel K. Frierson, John W. Murrey, III, and Robert J. Sudderth, Jr., and each of them, proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 365 South Industrial Boulevard, Calhoun, Georgia 30701, at 10:00 A.M., Eastern Daylight Time, on May 3, 2001, and any adjournment or adjournments thereof, as follows.

                 PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE
            ACCOMPANYING PREPAID SELF-ADDRESSED ENVELOPE. THANK YOU.

                                                                  ---------
                                                                 SEE REVERSE
                                                                    SIDE
                                                                  ---------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1. THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

1. Election of Directors:
                       FOR ALL NOMINEES    WITHHOLD AUTHORITY
                       ------              ------
                                (Except             to vote for all
                                as                  nominees listed
                                indicated           below
                                to the
                                contrary
                                below)
                       ------              ------

                      J. DON BROCK; LOVIC A. BROOKS, JR.;
                     DANIEL K. FRIERSON; PAUL K. FRIERSON;
          JOHN W. MURREY, III; PETER L. SMITH; ROBERT J. SUDDERTH, JR.

        (Instruction: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)

---------------------------------------------------

2. Acting upon any other business which may be properly brought before said meeting or any adjournment or adjournments thereof.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Materials and Annual Report to Shareholders furnished therewith.

SIGNATURE(S):  ________________________________________  DATE  _________________
NOTE: Signature should agree with name on stock certificate as printed hereon.
      When signing in a representative capacity, please give your full title.